SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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               Date of Report (Date of earliest event reported):
                      November 1, 2004 (October 26, 2004)


                              FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                 22-2572390
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)
                                (908) 604-8686
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         Effective November 1, 2004, Michael B. Etter will leave his position of President of Fedders Corporation (the "Company") to assume the position of President of Fedders Global Sourcing Solutions, a new business unit of Fedders Corporation.

         Michael Giordano, Executive Vice President, Finance and Administration and Chief Financial Officer will leave that position to become the President of the Company. His appointment becomes effective on November 1, 2004. Mr. Giordano will continue to serve on the Company's Board of Directors. Mr. Giordano joined Fedders in 1990. In 1999, he was elected Executive Vice President, Finance and Administration and Chief Financial Officer, and in 2004 he was elected to the additional position of President, Fedders International. Previously, he served as Senior Vice President, International, with responsibility for all operations, sales and marketing, research and design engineering of Fedders International and, from 1996 to 1999, he was located in Singapore as Managing Director of Fedders Asia. Before joining Fedders International, Mr. Giordano served as Assistant Director, Global Sourcing of Fedders Corporation and Vice President, Sales of Rotorex Company, Fedders' compressor manufacturing operation.

         Robert L. Laurent, Jr., Executive Vice President, Acquisitions and Alliances, will leave that position to become the Executive Vice President, Finance and Acquisitions and Chief Financial Officer of the Company. His appointment also becomes effective on November 1, 2004. Mr. Laurent joined Fedders in 1980. He was elected Executive Vice President, Acquisitions and Alliances in January 1999. Previously, he was Executive Vice President, Finance and Administration and Chief Financial Officer of the Company from 1993 to 1999. Prior thereto, he served as internal auditor, plant controller and corporate controller.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FEDDERS CORPORATION


                                              By: /s/ Kent E. Hansen
                                                  ----------------------------
                                                  Kent E. Hansen
                                                  Executive Vice President and
                                                  Secretary

Dated:  November 1, 2004